UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Appointment of Executive Officers

On December 9, 2019, the Board of Directors of Dollar Tree, Inc. (the “Company”) approved the following executive management transitions, effective immediately:

•	Michael A. Witynski has been appointed as President of the Company, Dollar Tree Stores, Inc., and Family Dollar Stores, Inc.;

•	Richard McNeely has been appointed as Chief Merchandising Officer of the Company, Dollar Tree Stores, Inc., and Family Dollar Stores, Inc.; and

•	Thomas R. O’Boyle, Jr. has been appointed as Chief Operating Officer of the Company, Dollar Tree Stores, Inc., and Family Dollar Stores, Inc.

In connection with the foregoing appointments, Gary M. Philbin, who was appointed as the Company’s President and Chief Executive Officer in September 2017, will continue to serve as Chief Executive Officer of the Company.

The additional information set forth below regarding Messrs. Witynski and O’Boyle is provided pursuant to the requirements of Item 5.02(c) of Form 8-K, as promulgated by the Securities and Exchange Commission, as a result of their appointments as President and Chief Operating Officer, respectively, of the Company.

Michael A. Witynski

Mr. Witynski, age 56, has served as the President and Chief Operating Officer of Dollar Tree Stores, Inc. since June 2017. He previously served as the Chief Operating Officer from July 2015 to June 2017. He served as the Senior Vice President of Stores from August 2010 to July 2015. Prior to joining Dollar Tree, he held senior leadership roles in Merchandising, Marketing, Private Brands and Operations at Shaw's Supermarkets and Supervalu, Inc. during his 29-year career in the grocery industry.

The compensation to be paid to Mr. Witynski relating to his appointments as President of the Company, Dollar Tree Stores, Inc., and Family Dollar Stores, Inc. includes an increase in his annual base salary to $1,050,000 and an annual incentive plan target bonus of 130% of base salary effective immediately. It is expected that in 2020 his long-term equity grants will be $3,400,000 (subject to appropriate performance measures), consisting of $2,350,000 in performance stock unit awards and $1,050,000 in long-term performance plan awards.

There are no transactions between Mr. Witynski and the Company that would be reportable under Item 404(a) of Regulation S-K, and there are no family relationships between Mr. Witynski and any director or executive officer of the Company.

Thomas R. O’Boyle, Jr.

Mr. O’Boyle, age 50, has served as the Chief Operating Officer of Family Dollar Stores, Inc. since October 2017. Mr. O’Boyle is a broad-based retail executive with substantial leadership experience, supplemented with functional experience in operations, merchandising, marketing, supply chain and logistics. Prior to joining Family Dollar, Mr. O’Boyle served as Chief Executive Officer of Marsh Supermarkets for five years and prior to that time served as President of the Food, Drug and Pharmacy business at Sears/Kmart. Mr. O’Boyle spent the first 22 years of his career in many executive leadership positions at Albertsons/American Stores (Jewel-Osco).

The compensation to be paid to Mr. O’Boyle relating to his appointments as Chief Operating Officer of the Company, Dollar Tree Stores, Inc., and Family Dollar Stores, Inc. includes an increase in his annual base salary to $650,000 and an annual incentive plan target bonus of 100% of base salary effective immediately. In 2020, it is expected that his long-term equity grants will be $1,700,000 (subject to appropriate performance measures), consisting of $1,100,000 in performance stock unit awards and $600,000 in long-term performance plan awards.

There are no transactions between Mr. O’Boyle and the Company that would be reportable under Item 404(a) of Regulation S-K, and there are no family relationships between Mr. O’Boyle and any director or executive officer of the Company.

Departure of Named Executive Officer

In connection with the foregoing executive management transitions, Mr. Witynski succeeded Duncan Mac Naughton as President of Family Dollar Stores, Inc. effective December 9, 2019.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing the executive management transitions described in Item 5.02 above is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this Item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1     Press release dated December 11, 2019 issued by Dollar Tree, Inc.

104     The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS: This filing contains “forward-looking statements” as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements address future events, developments or results and typically use words such as believe, anticipate, expect, intend, plan, forecast, or estimate. For example, our forward-looking statements include statements regarding the expected compensation of our executive officers. These statements are subject to risks and uncertainties. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the “Risk Factors,” “Business” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections in our Annual Report on Form 10-K filed March 27, 2019, and other filings with the SEC. We are not obligated to release publicly any revisions to any forward-looking statements contained in this filing to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: December 13, 2019	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer